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                                                                    Exhibit 23.1



                                                          [ARTHUR ANDERSEN LOGO]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-43298) on Form S-8.



 /s/ Arthur Andersen
----------------------

Sacramento, California
March 27, 2001


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